EXHIBIT 99.1

Certification Pursuant to Title 18, United States Code, Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act Of 2002

In connection with this Annual Report of Meltdown Massage and Body Works, Inc. ("Meltdown") on Form 10-KSB for the year ending December 31, 2007 as filed with the United States Securities and Exchange Commission on the date hereof (the "Report"), I, Melissa Schessler, Chief Executive Officer and Principal Financial Officer of Timberjack, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Timberjack as of and for the periods presented in the Report.

Date: April 14, 2008

/s/ Melissa Schessler

Melissa Schessler

Chief Executive Officer

Date: April 14, 2008

/s/ Melissa Schessler

Melissa Schessler

Principal Financial Officer